UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
February 24, 2021 (February 23, 2021)
Date of report (Date of earliest event reported)
 Bausch Health Companies Inc.
(Exact name of registrant as specified in its charter)

British Columbia	,	Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)			(Commission file number)	(IRS Employer Identification No.)
2150 St. Elzéar Blvd. West, Laval, Québec, Canada H7L 4A8
(Address of Principal Executive Offices) (Zip Code)
(514) 744-6792
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BHC	New York Stock Exchange	Toronto Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On February 23, 2021, Bausch Health Companies Inc. (the “Company”) entered into a Director Appointment and Nomination Agreement (the “Agreement”) with Carl C. Icahn and the persons and entities listed therein (collectively, the “Icahn Group”), pursuant to which the Company agreed to, on or prior to March 17, 2021, (i) increase the size of the board of directors of the Company (the “Board”) to thirteen directors and (ii) appoint Brett Icahn and Steven Miller (collectively, the “Icahn Designees”) to the Board to fill the resulting vacancies, with such appointments effective on or before March 17, 2021. In addition, the Company has agreed to include each of the Icahn Designees as part of the Company’s slate of nominees for election to the Board at the 2021 annual general meeting of the Company’s stockholders (the “2021 Annual Meeting”).
From and after the date of the Agreement, so long as an Icahn Designee is a member of the Board, without the approval of the Icahn Designees who are then members of the Board, the Board will not increase its size above thirteen (13) directors. In addition, the Icahn Group will be entitled, in the event any Icahn Designee resigns or for any reason fails to serve or is not serving as a director (subject to exceptions set forth in the Agreement, including as a result of such director not being nominated by the Company to stand for election at an annual meeting subsequent to the 2021 Annual Meeting or the termination of the Icahn Group’s designation rights with respect to such director in accordance with the Agreement), to designate a replacement for appointment to the Board on the terms set forth in the Agreement.
Concurrently with their appointments to the Board, each of the Icahn Designees will be appointed to the Board committee assisting with evaluating strategic alternatives, including the potential spin of the Company’s eyecare business, and the Finance and Transactions Committee of the Board. So long as an Icahn Designee is a member of the Board, the Icahn Group will also have certain rights with respect to newly created committees as set forth in the Agreement. In addition, any Board consideration of appointment and employment of named executive officers, mergers, acquisitions of material assets, dispositions of material assets, or similar extraordinary transactions, such consideration, and voting with respect thereto, will take place only at the full Board level or in committees of which one of the Icahn Designees is a member.
If at any time the Icahn Group ceases to hold a “net long position”, as defined in the Agreement, in at least (i) 17,757,550 of the Company’s common shares, one of the Icahn Designees will, and the Icahn Group will cause one Icahn Designee to, promptly resign from the Board; and (ii) 10,654,530 of the Company’s common shares, each of the Icahn Designees will, and the Icahn Group will cause each such Icahn Designee to, promptly resign from the Board.
So long as the Icahn Group holds “a net long position”, as defined in the Agreement, in at least 17,757,550 of the Company’s common shares, the Company will not adopt a Rights Plan, as defined in the Agreement, with an “Acquiring Person” beneficial ownership threshold below 20.0% of the then-outstanding common shares, unless (x) such Rights Plan provides that, if such Rights Plan is not ratified by the Company’s stockholders within 105 days of such Rights Plan being adopted, such Rights Plan shall automatically expire and (y) the “Acquiring Person” definition of such Rights Plan exempts the Icahn Group up to a beneficial ownership of 19.95% of the then‑outstanding common shares.
The Agreement also includes other customary voting, standstill and non-disparagement provisions. Absent an uncured breach of the material provisions of the Agreement by the Company, the standstill restrictions on the Icahn Group will remain in effect until the later of (i) the end of the 2021 Annual Meeting and (ii) such date as no Icahn Designee is on the Board and the Icahn Group no longer has any right to designate a replacement (including if the Icahn Group has irrevocably waived such right in writing).
The foregoing description is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.
In connection with the entry into the Agreement, the Company and the Icahn Group will also enter into a Confidentiality Agreement concurrently with the appointment of the Icahn Designees to the Board, the form of which is included as Exhibit C to the Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.
Item 2.02.    Results of Operations and Financial Condition.
On February 24, 2021, the Company issued a press release announcing results of operations for the quarter and the year ended December 31, 2020 and certain other financial information as of and for the quarter and the year ended December 31, 2020, as well as providing full year guidance for 2021. A copy of the press release is attached as Exhibit 99.2 to this report and is incorporated herein by this reference.

The information in this Item 2.02, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 and Exhibit 99.2 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 7.01.    Regulation FD Disclosure.
On February 24, 2021, the Company issued a press release announcing the Company’s entry into the Agreement with the Icahn Group. A copy of the press release is furnished with this Current Report on Form 8‑K as Exhibit 99.1 and is incorporated herein by reference.
The information furnished under this item, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1*	Director Nomination and Appointment Agreement by and among Bausch Health Companies Inc., Carl C. Icahn and the persons and entities listed therein, dated February 23, 2021.
99.1*	Press Release of Bausch Health Companies Inc., respecting the Company’s entry into the Agreement with the Icahn Group, dated February 24, 2021.
99.2*	Press Release of Bausch Health Companies Inc., respecting financial results for the fourth quarter and the year ended December 31, 2020, dated February 24, 2021.
101.SCH*	XBRL Taxonomy Extension Schema Document
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB*	XBRL Taxonomy Extension Label Linkbase Document
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
____________________________________
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2021

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Paul S. Herendeen
Paul S. Herendeen
Executive Vice President, Chief Financial Officer